PIC INVESTMENT TRUST

                       Statement of Additional Information

               Dated March 1, 2002 as Revised on December 3, 2002

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus of the Provident Investment Counsel Balanced Fund A, Provident Investment Counsel Growth Fund A, Provident Investment Counsel Small Company Growth Fund A, Provident Investment Counsel Growth Fund B, Provident Investment Counsel Mid Cap Fund B and Provident Investment Counsel Small Company Growth Fund B, series of PIC Investment Trust (the "Trust"), which share a common prospectus dated March 1, 2002 as supplemented on July 1, 2002.


The Provident Investment Counsel Balanced Fund A (the "Balanced Fund") invests in the PIC Balanced Portfolio; the Provident Investment Counsel Growth Fund A and the Provident Investment Counsel Growth Fund B (the "Growth Funds") invest in the PIC Growth Portfolio; the Provident Investment Counsel Mid Cap Fund B (the "Mid Cap Fund") invest in the PIC Mid Cap Portfolio; and the Provident Investment Counsel Small Company Growth Fund A and the Provident Investment Counsel Small Company Growth Fund B (the "Small Company Growth Funds") invest in the PIC Small Cap Portfolio. (In this SAI, the Balanced Fund, the Growth Funds, the Mid Cap Fund and the Small Company Growth Funds may be referred to as the "Funds," and the PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap Portfolio and PIC Small Cap Portfolio may be referred to as the "Portfolios").

Provident Investment Counsel (the "Advisor") is the Advisor to the Portfolios. A copy of the Funds' prospectus may be obtained from the Trust at 300 North Lake Avenue, Pasadena, CA 91101-4106, telephone (818) 449-8500.

The annual report to shareholders for the Funds for the fiscal year ended October 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.

                                TABLE OF CONTENTS




INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................11
MANAGEMENT....................................................................13
CONTROL PERSONS...............................................................18
CUSTODIAN AND AUDITORS........................................................25
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................25
PORTFOLIO TURNOVER............................................................27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................27
NET ASSET VALUE...............................................................28
TAXATION......................................................................28
DIVIDENDS AND DISTRIBUTIONS...................................................31
PERFORMANCE INFORMATION.......................................................31
GENERAL INFORMATION...........................................................35
FINANCIAL STATEMENTS..........................................................37
APPENDIX......................................................................38



                       INVESTMENT OBJECTIVES AND POLICIES

Introduction

     Each Fund seeks to achieve its investment objective by investing all of its assets in a PIC Portfolio. Each Portfolio is a separate registered investment company with the same investment objective as the Fund. Since a Fund will not invest in any securities other than shares of a Portfolio, investors in the Fund will acquire only an indirect interest in the Portfolio. Each Fund's and Portfolio's investment objective cannot be changed without shareholder approval.

     In addition to selling its shares to a Fund, a Portfolio may sell its shares to other mutual funds or institutional investors. All investors in a Portfolio invest on the same terms and conditions and pay a proportionate share of the Portfolio's expenses. However, other investors in a Portfolio may sell their shares to the public at prices different from those of a Fund as a result of the imposition of sales charges or different operating expenses. You should be aware that these differences may result in different returns from those of investors in other entities investing in a Portfolio. Information concerning other holders of interests in a Portfolio is available by calling (800) 618-7643.

     The Trustees of the Trust believe that this structure may enable a Fund to benefit from certain economies of scale, based on the premise that certain of the expenses of managing an investment portfolio are relatively fixed and that a larger investment portfolio may therefore achieve a lower ratio of operating expenses to net assets. Investing a Fund's assets in a Portfolio may produce other benefits resulting from increased asset size, such as the ability to participate in transactions in securities which may be offered in larger denominations than could be purchased by the Fund alone. A Fund's investment in a Portfolio may be withdrawn by the Trustees at any time if the Board determines that it is in the best interests of a Fund to do so. If any such withdrawal were made, the Trustees would consider what action might be taken, including the investment of all of the assets of a Fund in another pooled investment company or the retaining of an investment advisor to manage the Fund's assets directly.

     Whenever a Fund is requested to vote on matters pertaining to a Portfolio, the Fund will hold a meeting of its shareholders, and the Fund's votes with respect to the Portfolio will be cast in the same proportion as the shares of the Fund for which voting instructions are received.

     The Balanced Fund. The investment objective of the Balanced Fund is to provide high total return while reducing risk. There is no assurance that the Balanced Fund will achieve its objective. The Balanced Fund will attempt to achieve its objective by investing all of its assets in shares of the PIC Balanced Portfolio (the "Balanced Portfolio"). The Balanced Portfolio is a diversified open-end management investment company having the same investment objective as the Balanced Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Balanced Fund and the Balanced Portfolio. Because the investment characteristics of the Balanced Fund will correspond directly to those of the Balanced Portfolio, the discussion refers to those investments and techniques employed by the Balanced Portfolio.

     The Growth Funds. The investment objective of the Growth Funds is to provide long-term growth of capital. There is no assurance that the Growth Funds will achieve their objective. The Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Growth Portfolio (the "Growth Portfolio"). The Growth Portfolio is a diversified open-end management investment company having the same investment objective as the Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Growth Funds and the Growth Portfolio. Because the investment characteristics of the Growth Funds will correspond directly to those of the Growth Portfolio, the discussion refers to those investments and techniques employed by the Growth Portfolio.


     The Mid Cap Fund. The investment objective of the Mid Cap Fund is to provide long-term growth of capital. There is no assurance that the Mid Cap Fund will achieve their objective. The Mid Cap Fund will attempt to achieve their objective by investing all of their assets in shares of the PIC Mid Cap
Portfolio (the "Mid Cap Portfolio"). The Mid Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Mid Cap Fund. The discussion below supplements information contained in the prospectus as to investment policies of the Mid Cap Fund and the Mid Cap Portfolio. Because the investment characteristics of the Mid Cap Fund will correspond directly to those of the Mid Cap Portfolio, the discussion refers to those investments and techniques employed by the Mid Cap Portfolio.


     The Small Company Growth Funds. The investment objective of the Small Company Growth Funds is to provide capital appreciation. There is no assurance that the Small Company Growth Funds will achieve their objective. The Small Company Growth Funds will attempt to achieve their objective by investing all of their assets in shares of the PIC Small Cap Portfolio (the "Small Cap Portfolio"). The Small Cap Portfolio is a diversified open-end management investment company having the same investment objective as the Small Company Growth Funds. The discussion below supplements information contained in the prospectus as to investment policies of the Small Company Growth Funds and the Small Cap Portfolio. Because the investment characteristics of the Small Company Growth Funds will correspond directly to those of the Small Cap Portfolio, the discussion refers to those investments and techniques employed by the Small Cap Portfolio.

Securities and Investment Practices

     The discussion below supplements information contained in the prospectus as to investment policies of the Portfolios. PIC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goals.

     Equity Securities. Equity securities are common stocks and other kinds of securities that have the characteristics of common stocks. These other securities include bonds, debentures and preferred stocks which can be converted into common stocks. They also include warrants and options to purchase common stocks.

     Short-Term Investments. Short-term investments are debt securities that mature within a year of the date they are purchased by a Portfolio. Some specific examples of short-term investments are commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. A Portfolio will only purchase short-term investments which are "high quality," meaning the investments have been rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), or have an issue of debt securities outstanding rated at least A by S&P or Moody's. The term also applies to short-term investments that PIC believes are comparable in quality to those with an A-1 or Prime-1 rating. U.S. Government securities are always considered to be high quality.

     Repurchase Agreements. Repurchase agreements are transactions in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

     Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Boards of Trustees. The Advisor will review and monitor the creditworthiness of such institutions under the Boards' general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, Portfolios intend to comply with provisions under such Code that would allow them immediately to resell the collateral.

     Options Activities. The Balanced Portfolio may write (i.e., sell) call options ("calls") on debt securities, and the Small Cap Portfolio may write call options on stocks and stock indices, if the calls are "covered" throughout the life of the option. A call is "covered" if the Portfolio owns the optioned securities. When any Portfolio writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Portfolio will forgo any gain from an increase in the market price of the underlying security over the exercise price.

     These Portfolios may purchase a call on securities to effect a "closing purchase transaction," which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Portfolio on which it wishes to terminate its obligation. If a Portfolio is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Portfolio expires (or until the call is exercised and the Portfolio delivers the underlying security).

     These Portfolios also may write and purchase put options ("puts"). When a Portfolio writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Portfolio at the exercise price at any time during the option period. When a Portfolio purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     A Portfolio's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option.

     In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

     Futures Contracts. The Balanced Portfolio may buy and sell interest rate futures contracts, all the Portfolios may buy and sell stock index futures contracts. The Portfolios will not engage in transactions in futures contracts or related options for speculation, but may enter into futures contracts and related options for hedging purposes, for the purpose of remaining fully invested or maintaining liquidity to meet shareholder redemptions, to minimize trading costs, or to invest cash balances.

     A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

     Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. Entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

     A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     A futures option gives the holder, in return for the premium paid, the right to buy (call) or sell (put) to the writer of the option a futures contract at a specified price at any time during the term of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and a Portfolio may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for a Portfolio than if it had not entered into any futures on stock indices.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     Investments in futures options involve some of the same risks as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, and an option may be more risky than ownership of the futures contract. In general, the market prices of options are more volatile than the market prices of the underlying futures contracts.

     A Portfolio will not purchase or sell futures contracts or options on futures contracts if, as a result, the sum of the amount of margin deposit on the Portfolio's futures positions and premiums paid for such options would exceed 5% of the market value of the Portfolio's net assets.

     Foreign Securities. The Portfolios may invest in securities of foreign issuers in foreign markets. In addition, the Portfolios may invest in American Depositary Receipts ("ADRs"), which are receipts, usually issued by a U.S. bank or trust company, evidencing ownership of the underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and are designed for use in the U.S. securities markets. A depositary may issue unsponsored ADRs without the consent of the foreign issuer of securities, in which case the holder of the ADR may incur higher costs and receive less information about the foreign issuer than the holder of a sponsored ADR. A Portfolio may invest no more than 20% of its total assets in foreign securities, and it will only purchase foreign securities or ADRs which are listed on a national securities exchange or included in the NASDAQ system.

     Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments, especially those in developing countries, more volatile.

     Forward Foreign Currency Exchange Contracts. The Portfolios may enter into forward contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transaction costs. The Portfolios may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency or (2) the Portfolio maintains a segregated account as described below. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Portfolio will be served.

     At or before the maturity date of a forward contract that requires a Portfolio to sell a currency, the Portfolio may either sell a security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

     The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     Lending Fund Securities. To increase their income, the Mid Cap Portfolio may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. In addition, the Boards of Trustees of the Balanced Portfolio, Growth Portfolio and Small Cap Portfolio have approved securities lending by these Portfolios, subject to shareholder approval. Each Portfolio has adopted an operating policy that limits the amount of loans to not more than 25% of the value of the total assets of the Portfolio. During the time a Portfolio's portfolio securities are on loan, the borrower pays a Portfolio an amount equivalent to any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. The amounts received by a Portfolio will be reduced by any fees and administrative expenses associated with such loans. In addition, such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in PIC's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of a Portfolio or the borrower.

     Segregated Accounts. When a Portfolio writes an option, sells a futures contract, enters into a forward foreign currency exchange contract or sells securities short, it will establish a segregated account with its custodian bank, or a securities depository acting for it, to hold assets of the Portfolio in order to insure that the Portfolio will be able to meet its obligations. In the case of a call that has been written, the securities covering the option will be maintained in the segregated account and cannot be sold by a Portfolio until released. In the case of a put that has been written or a forward foreign currency contract that has been entered into, liquid securities will be maintained in the segregated account in an amount sufficient to meet a Portfolio's obligations pursuant to the put or forward contract. In the case of a futures contract, liquid securities will be maintained in the segregated account equal in value to the current value of the underlying contract, less the margin deposits. The margin deposits are also held, in cash or U.S. Government securities, in the segregated account.

     When-Issued Securities. All of the Portfolios may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in a Portfolio's net asset value. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price. A Portfolio will limit its investments in when-issued securities to less than 5% of its total assets. When a Portfolio purchases securities on a when-issued basis, it maintains liquid assets in a segregated account with its Custodian in an amount equal to the purchase price as long as the obligation to purchase continues.

     U.S. Government Securities. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

     Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Among the U.S. Government securities that the Portfolios may purchase are "mortgage-backed securities" of the Government National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These mortgage-backed securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool, thus, the payments to holders include varying amounts of principal and interest. Prepayment of the mortgages underlying these securities may result in a Portfolio's inability to reinvest the principal at comparable yields.

     Another type of mortgage-backed security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.

     Debt Securities and Ratings. Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

                             INVESTMENT RESTRICTIONS

     The Trust (on behalf of the Funds) and the Portfolios have adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund or a Portfolio. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund or a Portfolio represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund or a Portfolio. Except with respect to borrowing, changes in values of assets of a particular Fund or Portfolio will not cause a violation of the investment restrictions so long as percentage restrictions are observed by such Fund or Portfolio at the time it purchases any security.

     As a matter of fundamental policy, each Portfolio is diversified; i.e., at least 75% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers each of which represents no more than 5% of the value of the Portfolio's total assets and no more than 10% of the issuer's outstanding voting securities. The Funds invest all of their assets in shares of the
Portfolios.   Each  Fund's  and  each   Portfolio's   investment   objective  is
fundamental.

     In addition, except as noted below, no Fund or Portfolio may:

     1. Issue senior securities, borrow money or pledge its assets, except that a Fund or a Portfolio may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed), provided that it may not make investments while borrowings in excess of 5% of the value of its total assets are outstanding, provided that such borrowings may be made only to the extent that the value of the Fund's and/or the Portfolio's total assets, as the case may be, less its liabilities other than borrowings (including borrowings pursuant to item (a) or otherwise), is equal at all times to at least 300% of all borrowings (including the proposed borrowing;

     2. Make short sales of securities or maintain a short position;

     3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

     4. Write put or call options, except that (a) the Balanced Portfolio may write covered call and cash secured put options on debt securities, and the Small Cap Portfolio may write covered call and cash secured put options and purchase call and put options on stocks and stock indices, and (b) this restriction does not apply to the Mid Cap Portfolio;

     5. Act as underwriter (except to the extent a Fund or Portfolio may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

     6. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities), except that any of the Funds may invest more than 25% of their assets in shares of a Portfolio;

     7. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although any Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), except that this does not apply to the Mid Cap Portfolio;

     8. Purchase or sell commodities or commodity futures contracts, except that
(a) any Portfolio may purchase and sell stock index futures contracts, (b) the Balanced Portfolio may purchase and sell interest rate futures contracts, and
(c) this does not apply to the Mid Cap Portfolio;

     9. Invest in oil and gas limited partnerships or oil, gas or mineral leases, except that this does apply to the Mid Cap Portfolio;

     10. Make loans (other than purchases of debt securities consistent with the investment policies of a Fund and Portfolio and repurchase agreements); except that (a) the Mid Cap Portfolio may make loans of portfolio securities, and (b) the Boards of Trustees of the other Portfolios have approved an amendment of this restriction to permit the other Portfolios to make loans of portfolio securities, subject to shareholder approval of this amendment;

     11. Make investments for the purpose of exercising control or management.

     The Portfolios observe the following restrictions as a matter of operating but not fundamental policy. Except as noted below, no Portfolio may:

     1. Invest more than 10% of its assets in the securities of other investment companies or purchase more than 3% of any other investment company's voting securities or make any other investment in other investment companies except as permitted by federal and state law; or

     2. Invest more than 15% of its net assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities issued under Rule 144A which are determined by the Board of Trustees to be liquid).

     3. With respect to the Mid Cap Portfolio, make loans of portfolio securities in an amount exceeding 25% of their respective total assets. The Boards of Trustees of the other Portfolios have adopted a similar restriction with respect to those Portfolios, to take effect if and when the current fundamental restriction against securities lending is modified as discussed above.

     4. With respect to the Mid Cap Portfolio, write put or call options.

     5. With respect to the Mid Cap Portfolio, purchase or sell commodities or commodity futures contracts, except that the Portfolio may purchase and sell stock index futures contracts.

                                   MANAGEMENT

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. Likewise, the Portfolios each have a Board of Trustees which have comparable responsibilities, including approving agreements with the Advisor. The day to day operations of the Trust and the Portfolios are delegated to their officers, subject to their investment objectives and policies and to general supervision by their Boards of Trustees.

     The following table lists the Trustees and officers of the Trust, their business addresses and principal occupations during the past five years. Unless otherwise noted, each individual has held the position listed for more than five years.



                          Independent Trustees
------------------------- ----------- -------------- ---------------------------- ----------- ----------------
                                                                                  # of
                                                                                  Portfolios
                                                                                  in Fund
                          Position(s) Term of Office                              Complex     Other
                          Held with   and Length of  Principal Occupation During  Overseen by Directorships
Name, Address and Age     the Trust   Time Served    Past Five Years              Trustee     Held by Trustee
------------------------- ----------- -------------- ---------------------------- ----------- ----------------
Jettie M. Edwards         Trustee     Since 1993     Consulting principal of           13     Director of the
(age 55)                                             Syrus Associates                         PBHG Funds,
76 Seaview Drive                                     (consulting firm).                       Inc.; Director
Santa Barbara, CA 93108                                                                       of PBHG
                                                                                              Insurance Series
                                                                                              Fund, Inc.;
                                                                                              Trustee
                                                                                              of EQ Advisors
                                                                                              Trust; Trustee,
                                                                                              PIC Funds.


------------------------- ----------- -------------- ---------------------------- ----------- ----------------
Richard N. Frank                                     Chief Executive Officer,
(age 78)                                             Lawry's Restaurants, Inc.
234 E. Colorado Blvd.     Trustee     Since 1993     (restaurant company);             13     N/A
Pasadena, CA 91101                                   formerly, Chairman of
                                                     Lawry's Foods, Inc.
                                                     (restaurants and
                                                     food seasoning) (1997 -
                                                     2002); Trustee, PIC Funds.
------------------------- ----------- -------------- ------------------------------ ----------------------------
James Clayburn LaForce*   Trustee     Since 1993     Dean Emeritus, John E.            13     Director, The
  (born 1927)                                        Anderson Graduate School of              Payden & Rygel
2020 E. Financial Way                                Management, University of                Investment Group,
Glendora, CA 91741                                   California, Los Angeles.                 The Metzler/
                                                     Trustee, PIC Funds.                      Payden Investment
                                                                                              Group, BlackRock
                                                                                              Funds, Jacobs
                                                                                              Engineering,
                                                                                              Timken Co.,
                                                                                              Cancervax.
------------------------- ----------- -------------- ---------------------------- ----------- -----------------
Wayne H. Smith                                       Vice President Financial
(age 60)                  Trustee     Since 1993     Services Corporation              13     Director, Sunlaw
150 N. Orange Grove Blvd.                            (pressure sensitive                      Energy Company
Pasadena, CA 91103                                   material and office                      (an independent
                                                     products manufacturer)                   electrical power
                                                     (June 2001 to Present);                  company, Vernon,
                                                     Vice President and                       California
                                                     Treasurer of Avery Dennison              since February
                                                     Corporation (pressure                    2002.
                                                     sensitive material and
                                                     office products
                                                     manufacturer) (1979 -
                                                     June 2001);
                                                     Trustee, PIC Funds
------------------------- ----------- -------------- ---------------------------- ----------- -----------------
Kevin E. Villani                                     Consultant (1999-2002),
(age 54)                  Trustee     Since 2002     Executive Vice President/
5658 Dolphin Place                                   Chief Executive Officer of        13     N/A
La Jolla, CA 92037                                   ICII, a Financial Services
                                                     Company; Trustee, PIC
                                                     Funds.
------------------------- ----------- -------------- ---------------------------- ----------- -----------------
William S. Anderson       Trustee     Since 2002     Executive Vice President of       13     Director of
(age 44)                                             Topa Equities, Ltd., a                   Mellon First
1800 Avenue of the Stars,                            Diversified Holding                      Business Bank
Suite 1400                                           Company; Trustee, PIC                    (since 1997);
Los Angeles, CA 90067                                Funds.                                   Director of
                                                                                              Southern Nile
                                                                                              Company (since
                                                                                              2000)
----------------------- ----------- ---------------- ---------------------------- ----------- -----------------


                       Interested Trustees & Officers
----------------------- ----------- -------------- ------------------------------ ------------ ----------------
                                                                                  # of
                                                                                  Portfolios in
Name, Address and Age   Position(s) Term of Office                                Fund Complex  Other
                        Held with   and Length of  Principal Occupation           Overseen by   Directorships
                        the Trust   Time Served    During Past Five Years         Trustee       Held by Trustee
----------------------- ----------- -------------- ------------------------------ ------------- ---------------
Thomas J. Condon
 (age 61)               Trustee     Since 1993     Managing Director of the             13      N/A
300 North Lake Avenue                              Advisor;
Pasadena, CA 91101                                 Trustee, PIC Funds.
----------------------- ----------- -------------- ------------------------------ ------------- ---------------
Aaron W.L. Eubanks, Sr. Vice        Since 1999     Chief Operating Officer of           13      N/A
(age 37)                President                  the Advisor since August
300 North Lake Avenue   and                        1999; formerly, Director
Pasadena CA 91101       Secretary                  of Operations of the
                                                   Advisor.
----------------------- ----------- -------------- ------------------------------ ------------- ---------------
Thomas M. Mitchell      Trustee and Since 2000     Managing Director of the             13      N/A
(age 56)                President                  Advisor since May 1995;
300 North Lake Avenue                              Executive Vice President of
Pasadena, CA 91101                                 the Advisor from May 1983
                                                   to May 1999; Trustee, PIC
                                                   Investment Trust, PIC
                                                   Technology Portfolio, PIC
                                                   Balanced Portfolio, PIC Mid
                                                   Cap Portfolio and PIC Small
                                                   Cap Portfolio (the "PIC
                                                   Funds").
----------------------- ----------- -------------- ------------------------------ ------------- ---------------
William T. Warnick      Vice        Since 1999     Chief Financial Officer of           13      N/A
(age 31)                President                  the Advisor since August
300 North Lake Avenue   and                        1999; formerly Controller
Pasadena, CA 91101      Treasurer                  of the Advisor.
----------------------- ----------- -------------- ------------------------------ ------------- ---------------



Board Committees
         The Board has two standing committees as described below :
-------------------------------------------------------------------------------------------------------
Audit Committee
-------------------------------------------------------------------------------------------------------
Members                Description                                              Meetings
-------                -----------                                              --------
Jettie M. Edwards      Responsible for advising the full Board with respect     At least once annually.
Richard N. Frank       to accounting, auditing and financial matters
James Clayburn LaForce affecting the Trust.
Wayne H. Smith
Kevin E. Villani
William S. Anderson





-------------------------------------------------------------------------------------------------------
Nominating Committee
-------------------------------------------------------------------------------------------------------

Members                Description                                              Meetings
-------                -----------                                              --------
Jettie M. Edwards      Responsible for seeking and reviewing candidates for     As necessary.
Richard N. Frank       consideration as nominees for Trustees as is
James Clayburn LaForce considered necessary from time to time
Wayne H. Smith
Kevin E. Villani
William S. Anderson




Board Interest in the Portfolios

Various Board members own shares of certain Funds that are feeder funds into the Portfolios in the following dollar ranges as indicated below:

A. $1-$10,000
B. $10,001-$50,000
C. $50,001-$100,000
D. over $100,000

                          Balanced Growth Fund Growth Fund B Mid Cap  Mid Cap
Name of Trustee            Fund A       A                     Fund B  Fund B
------------------------- -------- ----------- ------------- ------- ---------

Jettie Morrill Edwards       --         --          --          A         --
Wayne Smith                  --         --          --          --        --
James Clayborn LaForce       --         --          --          --        --
Richard Nathan Frank         --         --          --          D         --
Kevin Emil Villani*          --         --          --          --        --
William Stewart Anderson*    --         --          --          --        --



                                                          Aggregate Dollar Range of Equity Securities
                          Small Company  Small Company    in All Registered Investment Companies
                          Growth Fund A  Growth Fund B  Overseen by Trustee in Family of Investment
Name of Trustee                                                          Companies
------------------------- ------------- -------------- ----------------------------------------------

Jettie Morrill Edwards         --              --                            A
Wayne Smith                     C              --                            C
James Clayborn LaForce          A              --                            A
Richard Nathan Frank            D              --                            D
Kevin Emil Villani*            --              --                           --
William Stewart Anderson*      --              --                           --
*Elected on 9/17/2002


Trustee Interest in Advisor, Distributor or Affiliates

     Neither the Trustees who are "not interested" persons of the Portfolios, as that term is defined in the 1940 Act, nor members of their immediately families, own securities beneficially or of record in the Investment Adviser, the Distributor or any affiliate of the Advisor of Distributor as shown by the chart below. Accordingly, neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor or any of their affiliates.

Trustee  Interest  in  Any  Material   Transactions  with  Investment   Adviser,
Distributor or Affiliates

     During the two most recently completed calendar years (i.e., since January 1, 2000), neither the Trustees who are "not interested" persons of the Fund, as that term is defined in the 1940 Act, nor members of their immediately family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Advisor, the Distributor or any affiliate of the Investment Advisor of Distributor were a party.

Compensation

The following compensation was paid to each of the following Trustees for the fiscal year ended October 31, 2001. No other compensation or retirement benefits were received by any Trustee or officer from the Trust or other registered investment company in the "Fund Complex."



----------------------- ------------- --------------- -------------- ------------ ---------------
                                                                       Deferred
                                                         Deferred    Compensation      Total
                                                       Compensation   Accrued as   Compensation
                          Aggregate     Aggregate    Accrued as Part    Part of   From Trust and
                         Compensation  Compensation      of Trust     Portfolios  Portfolios paid
    Name of Trustee       from Trust  from Portfolios     Expenses      Expenses     to Trustee
----------------------- ------------- --------------- -------------- ------------ ---------------
Jettie M. Edwards       $12,000       (12,000)        $-0-              $-0-         $24,000
----------------------- ------------- --------------- -------------- ------------ ---------------
Wayne H. Smith          $12,000       $12,000         $-0-              $-0-         $24,000
----------------------- ------------- --------------- -------------- ------------ ---------------
Richard N. Frank        $-0-          $-0-            $11,500          $11,500      $23,000
----------------------- ------------- --------------- -------------- ------------ ---------------
James Clayburn LaForce  $-0-          $-0-            $12,000          $12,000      $24,000
----------------------- ------------- --------------- -------------- ------------ ---------------
Kevin E. Villani*       $-0-          $-0-            $-0-             $-0-         $-0-
----------------------- ------------- --------------- -------------- ------------ ---------------
William S. Anderson*    $-0-          $-0-            $-0-             $-0-         $-0-
----------------------- ------------- --------------- -------------- ------------ ---------------
*Elected on 9/17/2002

                             CONTROL PERSONS

     A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Balanced Fund A as of February 28, 2002:

National Financial Services Corp,
For Exclusive Benefit of our customers - 9.77%
New York, NY 10008

United California Bank Trustee, FBO Beth Whipple - 8.27%
Los Angeles, CA 90060


UMBSC & Co Trustee, FBO Lillick & Charles LLP - 59.74%
Kansas City, MO 64141


     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Growth Fund A as of February 28, 2002:

Merrill Lynch, Attn Mutual Fund Admin. - 26.94%
Jacksonville, FL

John D. Gibbons - 5.55%
San Antonio, TX

David E Cronenbold, Jr. - 8.66%
Calabasas, CA

Larry Tashjian and Karen D Tashjian
Trustees for Tashjian Family Trust - 37.78%
La Canada, CA


     The following persons, to the knowledge of the Trust, owned more than 5% of the outstanding shares of the Small Company Growth Fund A as of February 28, 2002:

UMBSC & Co Trustee, FBO IBC Savings  - 6.19%
Kansas City, MO 64141

Strafe & Co  - 12.37%
Westerville, OH 43086

Charles Schwab & Co Inc., Special
Custody Acct for Ben of Cust  -  8.60%
San Francisco, CA 94104

Atlantic Trust Company NA Nominee Account  - 13.19%
Boston, MA 02110

UMBSC & Co, FBO Interstate Brands Corp  - 26.62%
Kansas City, MO 64141

UMBSC & Co, FBO Interstate Brands Unit Elect-Mod - 11.62% Kansas City, MO 64141

     To the knowledge of the Trust, as of February 28, 2002, Merrill Lynch, for sole benefit of its customers, Jacksonville, FL 32246 and Robert Baird Co., Inc., Milwaukee, WI 53202, owned 80.05% and 6.00%, respectively, of the outstanding shares of the Growth Fund B.

     As of February 28, 2002, shares of the Funds owned by the Trustee and officers as a group were less than 1%.

The Advisor

     The Trust does not have an investment advisor, although the Advisor performs certain administrative services for it, including providing certain officers and office space.

     The following information is provided about the Advisor and the Portfolios. Subject to the supervision of the Boards of Trustees of the Portfolios, investment management and services will be provided to the Portfolios by the Advisor, pursuant to separate Investment Advisory Agreements (the "Advisory Agreements"). Under the Advisory Agreements, the Advisor will provide a continuous investment program for the Portfolios and make decisions and place orders to buy, sell or hold particular securities. In addition to the fees payable to the Advisor and the Administrator, the Portfolios and the Trust are responsible for their operating expenses, including: (i) interest and taxes;
(ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of Trustees other than those affiliated with the Advisor or the Administrator; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder service and transfer agents; (vii) fees and expenses for registration or qualification of the Trust and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; (xi) such non-recurring expenses as may arise, including litigation affecting the Trust or the Portfolios and the legal obligations with respect to which the Trust or the Portfolios may have to indemnify their officers and Trustees; and (xii) amortization of organization costs.

     The Advisor is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. On September 26, 2000, Old Mutual acquired the assets of United Asset Management Corporation, the Advisor's parent company; on that date the Advisor entered into new Advisory Agreements having the same terms as the previous Advisory Agreements with the Portfolios. The term "Advisor" also refers to the Advisor's predecessor.

     For its services, the Advisor receives a fee from the Balanced Portfolio at an annual rate of 0.60% of its average net assets, from the Growth Portfolio 0.80% of its average net assets, from the Small Cap Portfolio 0.80% of its average net assets and from the Mid Cap Portfolio 0.70% of its average net assets.

     For the fiscal year ended October 31, 2001, the Balanced Portfolio paid the Advisor fees of $61,865, net of a waiver of $86,535. For the same period, the Growth Portfolio paid the Advisor fees of $876,361, net of a waiver of $21,125. For the same period, the Mid Cap Portfolio paid the Advisor fees of $133,569, net of a waiver of $93,892. For the same period, the Small Cap Portfolio paid the Advisor fees of $1,975,820.

     For the fiscal year ended October 31, 2000, the Balanced Portfolio paid the Advisor fees of $123,802, net of a waiver of $102,737. For the same period, the Growth Portfolio paid the Advisor fees of $1,665,351, net of a waiver of $1,869. For the same period, the Mid Cap Portfolio paid the Advisor fees of $121,216, net of a waiver of $104,920. For the same period, the Small Cap Portfolio paid the Advisor fees of $2,771,902.

     For the fiscal year ended October 31, 1999, the Balanced Portfolio paid the Advisor fees of $101,317, net of a waiver of $90,404. For the same period, the Growth Portfolio paid the Advisor fees of $1,329,942, net of a waiver of $7,147. For the same period, the Mid Cap Portfolio accrued advisory fees of $58,869, all of which were waived. For the same period the Small Cap Portfolio paid the Advisor fees of $1,789,614, net of a waiver of $3,878.

     Under the Advisory Agreements, the Advisor will not be liable to the Portfolios for any error of judgment by the Advisor or any loss sustained by the Portfolios except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Advisory Agreements will remain in effect for two years from their execution. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

     The Advisory Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolios at any time without penalty, on 60 days written notice to the Advisor. The Advisory Agreements also may be terminated by the Advisor on 60 days written notice to the Portfolios. The Advisory Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

     The Advisor also provides certain administrative services to the Trust pursuant to Administration Agreements, including assisting shareholders of the Trust, furnishing office space and permitting certain employees to serve as officers and Trustees of the Trust. For its services, it earns a fee at the rate of 0.20% of the average net assets of each series of the Trust.


     During the fiscal years ended October 31, 2001, 2000 and 1999, the Advisor earned fees from the Balanced Fund A of $49,340, $74,654 and $63,395, respectively; from the Growth Fund A of $4,436, $16,931 and $11,251, respectively; and from the Small Company Growth Fund A of $95,155, $65,436 and $2,263, respectively. During the fiscal years ended October 31, 2001 and 2000 and the period March 31, 1999 through October 31, 1999, the Advisor earned fees from the Growth Fund B of $2,671, $3,368 and $458, respectively; from the Mid Cap Fund B of $14,775, $11,369 and $124, respectively; and from the Small Company Growth Fund B in the amounts of $2,504, $2,451 and $59, respectively.


     The Advisor has agreed to limit the aggregate expenses of the Balanced Fund A, Growth Fund A and Small Company Growth Fund A (including expenses allocated from the respective Portfolio) to 1.05%, 1.35%, 1.39% and 1.45% (effective May 1, 2000), respectively, of each Fund's average daily net assets. The Advisor has agreed to limit the aggregate expenses of the Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B (including expenses allocated from the respective Portfolio) through March 20211 to 2.10%, 2.14% and 2.30%, respectively, of each Fund's average daily net assets. As a result, for the fiscal year ended October 31, 2001, the Advisor waived fees and reimbursed expenses of the Funds as follows:

                                Waived        Reimbursed
                                  Fees         Expenses

Balanced Fund A                  $49,340       $102,863
Growth Fund A                      4,436         62,357
Small Company Growth Fund A       95,155         74,094
Growth Fund B                      2,671         65,821
Mid Cap Fund B                    14,775         66,655
Small Company Growth Fund B        2,504         69,189

     The Advisor reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds (or the Portfolios) if, within three subsequent years, a Fund's expenses are less than the limit agreed to by the Advisor. For the fiscal year ended October 31, 2001, the Small Cap Portfolio reimbursed the Advisor for expenses in the amount of $3,931.

The Administrator

     The Funds and the Portfolios each pay a monthly administration fee to U.S. Bancorp Fund Services, LLC for managing some of their business affairs. Each Fund pays an annual fee of $15,000. Each Portfolio pays an annual administration fee of 0.10% of its average net assets. Each Portfolio, other than the Balanced Portfolio (which has no minimum), is subject to an annual minimum administration fee of $45,000.

     On July 3, 2001, Investment Company Administration, LLC ("ICA") was acquired by U.S. Bancorp and its affiliates. On December 31, 2001, ICA changed its name to U.S. Bancorp Fund Services, LLC.

     For the fiscal year ended October 31, 2001, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $24,733, $112,186, $45,625 and $246,977, respectively, in administration fees. For the fiscal year ended October 31, 2000, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $37,756, $208,403, $45,552 and $346,488, respectively, in administration fees. For the fiscal year ended October 31, 1999, the Balanced Portfolio, Growth Portfolio, Mid Cap Portfolio and Small Cap Portfolio paid $31,954, $167,136, $45,625 and $224,187, respectively, in administration fees.

The Distributor

     On October 1, 2001, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, purchased First Fund Distributors, Inc. and effectively assumed the role as the Trust's principal underwriter. The Distributor is an affiliate of the Administrator.

     For the fiscal year ended October 31, 2001, the aggregate sales commissions received by the Distributor with respect to Balanced Fund A were $665; with respect to Growth Fund A were $319; and with respect to Small Company Growth Fund A were $517. For the fiscal year ended October 31, 2000, the aggregate sales commissions received by the Distributor with respect to Balanced Fund A were $1,180; with respect to Growth Fund A were $1,989; and with respect to Small Company Growth Fund A were $5,652.


Distribution Plans

     The Trustees and/or shareholders of the Trust have adopted, on behalf of each Fund A, a Distribution Plan (the "A Plan") pursuant to Rule 12b-1 under the 1940 Act. The A Plan provides that each Fund A will pay a 12b-1 fee to the Distributor at an annual rate of up to 0.25% of its average daily net assets for expenses incurred in marketing its shares, including advertising, printing and compensation to securities dealers or other industry professionals.

     The Trustees of the Trust have adopted, on behalf of each Fund B, a Distribution Plan (the "B Plan") pursuant to Rule 12b-1 under the 1940 Act. The B Plan provides for the payment of a distribution fee at the annual rate of up to 0.75% of each Fund B's average daily net assets for expenses incurred in marketing its shares and a service fee at the annual rate of up to 0.25% of each Fund B's average daily net assets.

     For the fiscal  year ended  October  31,  2001,  the  Balanced  Fund A paid
$61,675 under its Plan, of which $24,506 was paid as compensation to broker-dealers, $24,098 was compensation to sales personnel, $439 was for reimbursement of advertising and marketing materials expenses, $5,240 was for reimbursement of printing and postage expenses and $7,392 was for miscellaneous other expenses. During the same period, the Growth Fund A paid $5,546 under its Plan, of which $2,179 was paid as compensation to broker-dealers, $1,745 was compensation to sales personnel, $53 was for reimbursement of advertising and marketing materials expenses, $1,025 was for reimbursement of printing and postage expenses and $544 was for miscellaneous other expenses. During the same period, the Small Company Growth Fund A paid $118,944 under its Plan, of which $12,625 was paid as compensation to broker-dealers, $76,892 was compensation to sales personnel, $883 was for reimbursement of advertising and marketing materials expenses, $11,630 was for reimbursement of printing and postage expenses and $16,914 was for miscellaneous other expenses.

     For the fiscal year ended October 31, 2001, the Growth Fund B paid $10, 017 under its Plan, of which $1,161 was paid as compensation to broker-dealers; $3,849 was compensation to sales personnel, $90 was for reimbursement of advertising and marketing materials expenses, $3,269 was for reimbursement of printing and postage expenses and $1,648 was for miscellaneous other expenses. During the same period, the Mid Cap Fund B paid $55,407 under its Plan, of which $17,537 was paid as compensation to broker-dealers; $20,617 was compensation to sales personnel, $445 was for reimbursement of advertising and marketing materials expenses, $8,320 was for reimbursement of printing and postage expenses and $8,488 was for miscellaneous other expenses. During the same period, the Small Company Growth Fund B paid $9,390 under its Plan, of which $2,678 was paid as compensation to broker-dealers; $2,843 was compensation to sales personnel, $63 was for reimbursement of advertising and marketing materials expenses, $2,603 was for reimbursement of printing and postage expenses and $1,203 was for miscellaneous other expenses.

Shareholder Services Plan

     On May 15, 1998, the Board of Trustees approved the implementation of a Shareholder Services Plan (the "Services Plan") under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services. As compensation for the provision of shareholder services, each Fund A will pay the Advisor a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each, a "Participating Organization") out of the fees the Advisor receives from the Funds under the Services Plan to the extent that the Participating Organization performs shareholder servicing functions for Fund A shares owned by its customers.


     During the fiscal year ended October 31, 2001, Balanced Fund A, Growth Fund A and Small Company Growth Fund A paid $37,005, $3,327 and $71,366, respectively, in shareholder servicing fees. During the fiscal year ended October 31, 2001, Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B paid $3,339, $18,469 and $3,130, respectively, in shareholder servicing fees.


Dealer Commissions

     The Distributor pays a portion of the sales charges imposed on purchases of the Fund A shares to retail dealers, as follows:

                                          Dealer Commission
                                           as a % of
   Your investment                        offering price

   Up to $49,000                               5.00%
   $50,000-$99,999                             3.75
   $100,000-$249,999                           2.75
   $250,000-$499,999                           2.00
   $500,000-$999,999                           1.60
   $1,000,000 and over                          *

* The Distributor pays a commission of up to 1.00% to financial institutions that initiate purchases of $1 million or more.

                             CUSTODIAN AND AUDITORS

     The Trust's custodian, Provident National Bank, 200 Stevens Drive, Lester, PA 19113 is responsible for holding the Funds' assets. Provident Financial Processing Corporation, 400 Bellevue Parkway, Wilmington, DE 19809, acts as each Fund's transfer agent; its mailing address is P.O. Box 8943, Wilmington, DE 19899. The Distributor and Administrator are affiliated companies. The Trust's independent accountants, PricewaterhouseCoopers LLP, assist in the preparation of certain reports to the Securities and Exchange Commission and the Funds' tax returns.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisory Agreements state that in connection with its duties to arrange for the purchase and the sale of securities held by the Portfolios by placing purchase and sale orders for the Portfolios, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Advisory Agreements to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by the Advisory Agreements to consider whether the broker provides research or statistical information to the Portfolios and/or other accounts of the Advisor. The Advisor may select brokers who sell shares of the Portfolios or the Funds which invest in the Portfolios.

     The Advisory Agreements state that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Advisory Agreements provide that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by the Advisory Agreements;
(ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

     During the fiscal year ended October 31, 2001, the Balanced Portfolio paid $25,768 in brokerage commissions, of which $5,580 was paid to brokers who furnished research services. During the fiscal year ended October 31, 2000, the Balanced Portfolio paid $40,850 in brokerage commissions, of which $3,707 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Balanced Portfolio paid $33,433 in brokerage commissions, of which $2,372 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2001, the Growth Portfolio paid $199,880 in brokerage commissions, of which $19,768 was paid to brokers who furnished research services. During the fiscal year ended October 31, 2000, the Growth Portfolio paid $338,144 in brokerage commissions, of which $11,375 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Growth Portfolio paid $214,042 in brokerage commissions, of which $17,604 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2001, the Mid Cap Portfolio paid $62,594 in brokerage commissions, of which $3,002 was paid to brokers who furnished research services. During the fiscal year ended October 31, 2000, the Mid Cap Portfolio paid $53,458 in brokerage commissions, of which $2,763 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Mid Cap Portfolio paid $22,029 in brokerage commissions, of which $234 was paid to brokers who furnished research services.

     During the fiscal year ended October 31, 2001, the Small Cap Portfolio paid $342,040 in brokerage commissions, of which $23,679 was paid to brokers who furnished research services. During the fiscal year ended October 31, 2000, the Small Cap Portfolio paid $368,155 in brokerage commissions, of which $41,358 was paid to brokers who furnished research services. During the fiscal year ended October 31, 1999, the Small Cap Portfolio paid $341,189 in brokerage commissions, of which $25,493 was paid to brokers who furnished research services.

     The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Portfolios in the valuation of the Portfolios' investments. The research which the Advisor receives for the Portfolios' brokerage commissions, whether or not useful to the Portfolios, may be useful to it in managing the accounts of its other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Portfolios.

     The debt securities which will be a major component of the Balanced Portfolio's portfolio are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money market instruments usually trade on a "net" basis as well. On occasion, certain money market instruments may be purchased by the Portfolios directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

                               PORTFOLIO TURNOVER

     Although the Portfolios generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Balanced Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2001 and 2000 was 157.34% and 206.19%, respectively. Growth Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2001 and 2000 was 105.02% and 148.85%, respectively. Mid Cap Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2001 and 2000 was 148.64% and 185.88%, respectively. Small Cap Portfolio's portfolio turnover rate for the fiscal years ended October 31, 2001 and 2000 was 99.00% and 143.39%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Reference is made to "Ways to Set Up Your Account - How to Buy Shares - How To Sell Shares" in the prospectus for additional information about purchase and redemption of shares. You may purchase and redeem shares of each Fund on each day on which the New York Stock Exchange ("Exchange") is open for trading. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

     The contingent deferred sales charge imposed on Fund B shares does not apply to (a) any redemption pursuant to a tax-free return of an excess contribution to an individual retirement account or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Fund shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Advisor or its affiliates; (d) any redemption made by employees, officers or directors of the Advisor or its affiliates; (e) any redemption by a tax-exempt employee benefit plan if continuation of the investment would be improper under applicable laws or regulations; and (f) any redemption or transfer of ownership of shares following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code (the "Code"), of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability.

     The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of a Fund's assets). The Trust has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                 NET ASSET VALUE

     The net asset value of a Fund's and a Portfolios' shares will fluctuate and is determined as of the close of trading on the Exchange (normally 4:00 p.m. Eastern time) each business day. Each Fund's and Portfolio's net asset value is calculated separately.

     The net asset value per share is computed by dividing the value of the securities held by each Portfolio or Fund plus any cash or other assets
(including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of interests in the Portfolio or Fund outstanding at such time.

     Equity securities listed on a national securities exchange or traded on the NASDAQ system are valued on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Debt securities are valued according to the broadest and most representative market, which will ordinarily be other-the- counter. Debt securities may be valued based on prices provided by a pricing service which such prices are believed to reflect the fair market value of such securities. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted by the Board of Trustees.

                                    TAXATION

Portfolios' Tax Status

     Each Portfolio will be treated as a partnership rather than as a regulated investment company or a corporation under the Code. Accordingly, any interest, dividends and gains or losses of a Portfolio will be deemed to have been "passed through" to the Funds and the other investors in the Portfolio in proportion to their respective interests in the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio.

Funds' Tax Status

     The Funds will each be taxed as separate entities under the Code and each intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that the Funds qualify, the Funds (but not their shareholders) will be relieved of federal income tax on that part of their investment company taxable income (consisting generally of interest and dividend income, net short-term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, the Funds must distribute annually to shareholders at least 90% of their investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of each Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have paid by the Fund and received by the shareholders on the record if the dividends are paid by the fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

Special Tax Considerations

     Dividends and interest received by the Portfolios may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Fund shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments held by the Portfolios. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporation, the Funds investing in the Portfolio will be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Funds will be required to include their proportionate share of such withholding taxes in the U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable income or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a non-resident alien individual or foreign corporation, may be subject to U.S. withholding tax on the income resulting from a Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Funds will report annually to their shareholders the amount per share of such withholding taxes.

     Many of the options, futures and forward contracts used by the Portfolios are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Section 1256 contracts held by the Portfolios at the end of their fiscal year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized, and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

     Generally, the transactions in options, futures and forward contracts undertaken by the Portfolios may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolios. In addition, losses realized on positions that are part of a straddle may be deferred under the rules, rather than being taken into account in the fiscal year in which the losses were realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts are not entirely clear. These transactions may increase the amount of short-term capital gain realized by the Portfolios and taxed as ordinary income when distributed to shareholders of the Funds. The Portfolios may make certain elections available under the Code which are applicable to straddles. If a Portfolio makes such elections, recognition of gains or losses from certain straddle positions may be accelerated.

     The tests which the Funds must meet to qualify as RICs, described above, may limit the extent to which the Portfolios will be able to engage in transactions in options, futures contracts or forward contracts.

     Under the Code, fluctuations in exchange rates which occur between the dates various transactions are entered into or accrued and subsequently settled may cause gains or losses, referred to as "section 988" gains or losses. Section 988 gains or losses may increase or decrease the amount of income taxable as ordinary income distributed to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by a Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     Each Fund is required to withhold a certain percentage of all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Each Fund also is required to withhold a certain percentage of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return

     Average annual total return quotations used in a Fund's advertising and promotional materials are calculated according to the following formula:

                                 P(1 + T)n = ERV

where P equals a hypothetical initial payment of $1000; T equals average annual total return; n equals the number of years; and ERV equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Funds' return computed at the public offering price (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the periods ended October 31, 2001 are set forth below*:

Average Annual Total Return
                                  One Year   Five Years  Life of Fund**
                                  --------   ----------  -------------

Balanced Fund A                  -34.14%     4.77%       7.41%
Growth Fund A                    -53.20%     N/A        -1.47%
Small Company Growth Fund A      -41.01%     N/A         2.86%
Growth Fund B                    -53.00%     N/A        -21.10%
Mid Cap Fund B                   -49.51%     N/A         7.67%
Small Company Growth Fund B      -41.52%     N/A         5.93%


-----------------
* Certain fees and expenses of the Funds have been reimbursed from inception through October 31, 2001. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed.
** The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992 ; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                  P(1 + T)(n) = ATV(D)

     Where:
              "P"     = represents a hypothetical initial investment of $1,000;
              "T"     = represents average annual total return;
              "n"     = represents the number of years; and
              "ATV(D)"= represents the ending value of the hypothetical
                        initial  investment after
                        taxes on distributions, not
                        after taxes on redemption.
                        Dividends and other
                        distributions are assumed to
                        be reinvested in shares at
                        the prices in effect on the
                        reinvestment dates. ATV(D)
                        will be adjusted to reflect
                        the effect of any absorption
                        of Fund expenses by the
                        Investment Adviser.


     The average annual total returns (after Taxes on Distributions) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the following periods are as follows:

Average Annual Total Return (after Taxes on Distributions)

                               One Year   Five Years    Life of Fund*
                               --------   ----------    -------------

Balanced Fund A                -36.42%    1.65%         5.30%
Growth Fund A                  -54.47%    --            -2.33%
Small Company Growth Fund A    -41.00%    --            2.87%
Growth Fund B                  -53.00%    --            -21.12%
Mid Cap Fund B                 -49.86%    --            7.31%
Small Company Growth Fund B    -41.52%    --            5.94%


----------------
* The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992 ; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

Quotations of average annual total return after taxes on distributions for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

     Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                         P (1+ T)(n) = ATV(DR)

     Where:
             "P"       = represents a hypothetical initial investment of $1,000;
             "T"       = represents average annual total return;
             "n"       = represents the number of years; and
             "ATV(DR)" = represents the ending redeemable value of the
                         hypothetical  initial
                         investment after taxes on
                         distributions and redemption.
                         Dividends and other
                         distributions are assumed to
                         be reinvested in shares at
                         the prices in effect on the
                         reinvestment dates. ATV(DR)
                         will be adjusted to reflect
                         the effect of any absorption
                         of Fund expenses by the
                         Investment Adviser.

     The average annual total returns (after Taxes on Distributions and Redemption) (using the maximum sales charge for Fund A shares and the applicable CDSC for Fund B shares) for the following periods are as follows:

Average Annual Total Return (after Taxes on Distributions and Redemption)
                             One Year      Five Years     Life of Fund*
                             --------      ----------     -------------

Balanced Fund A              -19.41%       3.76%          5.93%
Growth Fund A                -29.29%       --             -0.14%
Small Company Growth Fund A  -24.97%       --             2.32%
Growth Fund B                -32.28%       --             -16.20%
Mid Cap Fund B               -29.11%       --             6.43%
Small Company Growth Fund B  -25.29%       --             4.79%


-------------------
* The inception dates for the Funds are as follows: Balanced Fund A - June 11, 1992 ; Growth Fund A - February 3, 1997; Small Company Growth Fund A - February 3, 1997; Growth Fund B, Mid Cap Fund B and Small Company Growth Fund B - March 31, 1999.

Quotations of average annual total return after taxes on distributions and redemption for a five year and ten year period ended on the date of the most recent balance sheet referenced in the Trust's registration statement will be provided at such times as the registration statement has been in effect for such periods.

Yield

     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                          YIELD = 2 [(a-b + 1){6} - 1]
                                       --
                                       cd

where a equals dividends and interest earned during the period; b equals expenses accrued for the period, net of reimbursements; c equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and d equals the maximum offering price per share on the last day of the period.

     Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other information

     Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                               GENERAL INFORMATION

     Each Fund is a diversified series of the Trust, which is an open-end investment management company, organized as a Delaware business trust on December 11, 1991. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of the Fund in question available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Prior to October 31, 1999, the Provident Investment Counsel Funds A were called Provident Investment Counsel Pinnacle Balanced Fund, Provident Investment Counsel Pinnacle Growth Fund, Provident Investment Counsel Pinnacle Mid Cap Fund and Provident Investment Counsel Pinnacle Small Company Growth Fund.

     Each Fund is one of a series of shares, each having separate assets and liabilities, of the Trust. The Board of Trustees may at its own discretion, create additional series of shares. Income, direct liabilities and direct operating expenses of each series will be allocated directly to each series, and general liabilities and expenses of the Trust will be allocated among the series in proportion to the total net assets of each series by the Board of Trustees.

     The Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust further provides the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     The Declaration of Trust provides that the shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten per cent of its shares. In addition, ten shareholders holding the lesser of $25,000 worth or one per cent of the shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. Except for a change in the name of the Trust, no amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The holders of shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of its outstanding shares, or upon liquidation and distribution of its assets, if approved by the vote of the holders of more than 50% of its outstanding shares. If not so terminated, the Trust will continue indefinitely.

     The Boards of the Trust, the Portfolios, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolios.

                              FINANCIAL STATEMENTS

     The annual report to shareholders for the Funds for the fiscal year ended October 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference into this SAI.


                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group: Corporate Bond Ratings

     AAA--This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.